UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2021

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01 Other Events.

First United Corporation (“First United”) is filing this report to respond to, and provide clarifying information regarding, a letter dated February 10, 2021 that Driver Management LLC (“Driver”) filed with the Securities and Exchange Commission (the “SEC”) relating to shares of First United common stock (the “Common Stock”) that were acquired and are held by the First United Corporation noncontributory defined benefit pension plan (the “Pension Plan”), for which the trust department (the “Trust Department”) of First United Bank & Trust (the “Bank”) serves as the administrator.

On November 25, 2019, First United filed a Current Report on Form 8-K (the “November 25 Form 8-K”) with the SEC in which it disclosed, among other things, that it had authorized the Trust Department to use up to 10% of the Pension Plan’s assets to purchase up to 150,000 shares of Common Stock to be held as an investment.  In March 2020, the Trust Department purchased 97,128 shares of Common Stock on behalf of the Pension Plan.  Information about this purchase was inadvertently omitted from the section of First United’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 (the “March 2020 Form 10-Q”) relating to issuer purchases of equity securities.  Promptly after discovering this oversight, on September 4, 2020, First United updated the March 2020 Form 10-Q by filing an Amendment No. 1 thereto on Form 10-Q/A (as amended, the “Amended March 2020 Form 10-Q”).

On January 25, 2021 and January 29, 2021, in response to prior inquiries by Driver, Tonya Sturm, Senior Vice President and Chief Financial Officer of First United, provided Driver with information regarding the beneficial ownership of the shares held by the Pension Plan.

First United believes that its authorization and the Trust Department’s subsequent purchases of shares complied with all applicable laws and regulations, including Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Employee Retirement Income Security Act.

The Trust Department has adopted policies and procedures that apply to every account at the Bank in which shares of Common Stock are to be acquired and held. These policies and procedures require the account holder to execute a written authorization pursuant to which the account holder expressly (i) authorizes the Trust Department to purchase the shares, (ii) authorizes the Trust Department to retain such shares until the account holder directs the Trust Department otherwise, and (iii) relieves the Trust Department from any liability arising from such purchase or retention. The Trust Department required First United to execute such an authorization in connection with the Pension Plan’s purchase of shares of Common Stock. In addition, the instruments governing the Pension Plan prohibit the Trust Department from exercising any investment or voting discretion with respect to any assets that are purchased by the Pension Plan at the direction of First United, including the shares of Common Stock; these instruments provide that all voting and investment discretion with respect to such assets shall be vested in First United.

Accordingly, the Bank does not beneficially own the shares of Common Stock that are held in the Pension Plan, including for purposes of Section 13(d) or Section 13(f) of the Exchange Act. As disclosed in the Explanatory Note to the Bank’s Amendment No. 9 to Schedule 13G on Schedule 13G/A, filed with the SEC on January 25, 2021, the Bank’s Amendment No. 8 to such Schedule 13G in which it reported beneficial ownership of Pension Plan shares was promptly updated to reflect this fact.

The shares purchased for the Pension Plan in March 2020, of which First United is deemed to be the beneficial owner, represented approximately 1.4% of the issued and outstanding shares of Common Stock as of the record date for the 2020 annual meeting of shareholders, which was well below the disclosure threshold imposed by Item 6(d) of Schedule 14A and Item 403 of the SEC’s Regulation S-K. First United believes that the information regarding the beneficial ownership of shares of Common Stock set forth in its definitive proxy statement filed with respect to the 2020 annual meeting of shareholders was accurate, complete, and complied in all material respects with the Exchange Act and the rules promulgated thereunder.

Information regarding (i) First United’s stock purchase plans, including authorizations relating to the Pension Plan, and (ii) purchases of shares of Common Stock by First United and by the Trust Department during 2020 was disclosed in the November 25 Form 8-K, the Amended March 2020 Form 10-Q, First United’s Quarterly Report on Form 10-Q, as amended by Amendment No. 1 on Form 10-Q/A, for the quarter ended June 30, 2020, First United’s Current Report on Form 8-K, filed with the SEC on August 28, 2020, and First United’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.  Information about any future purchases will be disclosed if, as, and when required by the Exchange Act.

Important Additional Information

First United, its directors and certain of its executive officers will be deemed to be participants in the solicitation of proxies from First United’s shareholders in connection with First United’s 2021 annual meeting of shareholders. First United intends to file a definitive proxy statement and a BLUE proxy card with the Securities and Exchange Commission (the “SEC”) in connection with any such solicitation of proxies from First United shareholders. SHAREHOLDERS OF FIRST UNITED ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Exhibit 99.2 to First United’s Current Report on Form 8-K, filed with the SEC on January 12, 2021 (“Exhibit 99.2”) contains information regarding the direct and indirect interests, by securities holdings or otherwise, of First United’s directors and executive officers in First United’s securities. If the holdings of First United’s securities change from the amounts provided in Exhibit 99.2, then such changes will be set forth in SEC filings on Form 3, 4, and 5, which can be found through First United’s website at http://investors.mybank.com/ or through the SEC’s website at www.sec.gov. Information can also be found in First United’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2019. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2021 annual meeting of shareholders. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by First United with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at First United’s website at http://investors.mybank.com/.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: February 19, 2021	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO